NET LOSS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2023
Earnings Per Share [Abstract]
SCHEDULE OF BASIC AND DILUTED NET LOSS PER SHARE
	For the Six Months Ended June 30,
(Unaudited)	2023	2022
Net loss attributable to common shareholders	$(76,899)	$(146,468)
Weighted average common shares outstanding – Basic and diluted	45,000,000	40,000,000
Loss per shares – basic and diluted	$(0.00)	$(0.00)